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                                                                    EXHIBIT 10.2

                                   ASSIGNMENT
                                   ----------

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Terrace Holdings, Inc., ("Assignor"), having on January 16, 1996, been assigned by International Tours & Catering by Ambassador, Inc., ("International"), all rights, title, and interest in a contract dated April 19, 1994, (the "Passover Contract") by and between International and the Fontainebleau Hilton Resort & Spa, (the "Hotel"), (A copy of the January 16, 1996 Assignment of Contract is attached hereto as Exhibit A), does hereby assign, transfer, convey, and deliver unto its wholly owned subsidiary, The Lasko Family Kosher Tours, Inc., ("Assignee") and its respective successors and assigns, all of the rights, obligations, title, and interest of Assignor in and with respect to the Passover Contract, a copy of which is attached hereto as Exhibit B.

     Assignee hereby accepts the assignment and transfer to it of the rights, obligations, title, and interest in the Passover Contract, and, in consideration of such transfer and assignment, agrees to be responsible for the management and administration, from and after the date of this Assignment, of any and all aspects of the Passover Contract, including any and all costs and expenses related to Assignee's performance under said contract.

     Assignor hereby covenants with Assignee and its respective successors and assigns to execute, acknowledge, and deliver to, or to cause to be done, executed, acknowledged and delivered to, Assignee and their respective successors and assigns all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably requested by Assignee or such successor or assign to manage or otherwise perform Assignee's obligations under the Passover Contract.

     This Assignment shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of the successors and assigns of each Assignee.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed and delivered this 13 day of February, 1997.

                                TERRACE HOLDINGS, INC.

                                By: /s/ Dr. Samuel Lasko
                                    ---------------------------
                                        Dr. Samuel Lasko

                                ACCEPTED:

                                THE LASKO FAMILY KOSHER TOURS, INC.

Dated: February 13, 1997        By: /s/ Dr. Samuel Lasko
                                    ---------------------------
                                        Dr. Samuel Lasko

                             CONSENT TO ASSIGNMENT
                             ---------------------

     The undersigned, being the General Manager of The Fountainebleau Hilton Resort & Spa, hereby consents and agrees to the foregoing Assignment of Contract.

Dated: February 20, 1997        THE FONTAINEBLEAU HILTON RESORT & SPA

                                By: /s/ Leo Salom
                                    ---------------------------
                                        Leo Salom